                             LETTER OF TRANSMITTAL

                 FOR OFFER TO EXCHANGE UP TO $15,840,000 OF NEW
                 6 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                      FOR UP TO $22,000,000 OF OUTSTANDING
                 6 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2004

                                  ITRON, INC.
           PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 11, 1999

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, MARCH 12, 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer Is:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                      By Mail, Hand or Overnight Delivery:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                 c/o Chase Bank of Texas, National Association
                            Corporate Trust Services
                          1201 Main Street, 18th Floor
                                Dallas, TX 75202
                     Attention: Frank Ivins (CONFIDENTIAL)
                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (214) 672-5746

                             Confirm by Telephone:
                           Frank Ivins (214) 672-5678

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meanings given them in the Offering Circular (as defined below).

     This Letter of Transmittal is to be completed by holders (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company ("DTC")) when tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange
Offer -- How to Tender" in the Offering Circular and an Agent's Message (as defined below) is not delivered. On or prior to the Expiration Time, the Exchange Agent must receive (at its address set forth herein) book-entry confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's account at DTC as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Itron, Inc. may enforce this Letter of Transmittal against such participant.

     Holders of Original Notes who cannot deliver all required documents to the Exchange Agent on or prior to the Expiration Time, or cannot complete the procedures for book-entry transfer on or prior to the Expiration Time must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- How to Tender" in the Offering Circular.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THE UNDERSIGNED HAS COMPLETED THE APPROPRIATE BOXES BELOW AND SIGNED THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

                     DESCRIPTION OF ORIGINAL NOTES TENDERED

                NAME(S) AND ADDRESS(ES) OF                                                 AGGREGATE
                     REGISTERED HOLDER                                           PRINCIPAL AMOUNT OF ORIGINAL
                 PLEASE FILL IN, IF BLANK                                     NOTES TENDERED (IF LESS THAN ALL)*
                                                                  $
-----------------------------------------------------------       -----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------

------------------------
* Need not be completed if tendering for exchange all Original Notes held. Original Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. Any fractional interests in the Exchange Notes will be paid in cash by the Company, as more fully set forth in the Offering Circular. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

              (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                        (DEFINED IN INSTRUCTION 1) ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                             ------------------------------
DTC Account Number
                  -----------------------------------------
Transaction Code Number
                       -------------------------------------

     By crediting the Original Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution
                             ------------------------------
DTC Account Number
                  -----------------------------------------
Transaction Code Number
                       -------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Itron, Inc., a Washington corporation (the "Company"), the above-described aggregate principal amount of its 6 3/4% Convertible Subordinated Notes Due 2004 (the "Original Notes") in exchange for
6 3/4% Convertible Subordinated Notes Due 2004 (the "Exchange Notes"), upon the terms and subject to the conditions set forth in the Offering Circular dated February 11, 1999 (as the same may be amended or supplemented from time to time, the "Offering Circular") and in this Letter of Transmittal (which, together with the Offering Circular, constitutes the "Exchange Offer"), receipt of which is hereby acknowledged.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offering Circular, to do the following: (i) cause DTC to make any transfers of Original Notes into Exchange Notes, effective upon receipt of a duly signed and properly transmitted Letter of Transmittal (or an Agent's Message in lieu thereof); (ii) deliver to the Company's DTC account book-entry transfer of the Original Notes together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of book-entry transfer of the Exchange Notes to be issued in exchange for such Original Notes, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) (which term, for the purposes of this Letter of Transmittal, shall include any participant in
DTC) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the register of holders of Original Notes maintained by the Trustee or on a security position listing.

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such nonexchanged Original Notes will be credited to an account maintained at DTC without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described under "The Exchange Offer -- How to Tender" in the Offering Circular and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, Original Notes not exchanged will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver the evidence of DTC book-entry transfer of the Exchange Notes to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" or the "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder if the Company does not accept for exchange any of the Original Notes.

     Holders of Original Notes which are accepted for exchange will receive interest payments on such Original Notes as set forth in the Offering Circular, and the undersigned waives the right to receive any interest payments on such Original Notes accumulated after March 11, 1999. Holders of Exchange Notes as of the record date for the payment of interest on September 30, 1999 will be entitled to receive interest accumulated from and after March 12, 1999.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Must be signed by registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC) exactly as name(s) appear(s) on the register of holders of Original Notes maintained by the Trustee or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (SIGNATURE OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date: ________________ , 1999

Name(s) ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security Number(s) ________________________________

                             SIGNATURE(S) GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date: ________________ , 1999

Name of Eligible Institution Guaranteeing Signatures ___________________________

Capacity (full title) __________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the Exchange Notes or any Original Notes that are not exchanged are to be entered on the register of holders of Exchange Notes or Original Notes, as applicable, maintained by the Trustee, or on a security position listing, in the name of someone other than the registered holder of the Original Notes whose name appears above.

Issue

[ ] Exchange Notes and/or

[ ] Original Notes not exchanged

to:

Name __________________________________

Address _______________________________

        ________________________________________________________________
                                   (INCLUDE ZIP CODE)

        ________________________________________________________________
                             AREA CODE AND TELEPHONE NUMBER

        ________________________________________________________________
                      TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the evidence of DTC book entry transfer of Exchange Notes or the evidence of any Original Notes that are not exchanged is to be sent to someone other than the registered holder of the Original Notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail evidence of

[ ] Exchange Notes and/or

[ ] Original Notes not exchanged

to:

Name __________________________________

Address _______________________________

        ________________________________________________________________
                                   (INCLUDE ZIP CODE)

        ________________________________________________________________
                             AREA CODE AND TELEPHONE NUMBER

        ________________________________________________________________
                      TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

 1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed when tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer -- How to Tender" in the Offering Circular and an Agent's Message is not delivered. On or prior to the Expiration Time, the Exchange Agent must receive (at its address set forth herein) book-entry confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal. Original Notes may be tendered in whole or in part in the principal amount of $1,000 and in integral multiples of $1,000 in excess thereof, provided that, if any Original Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. Any fractional interests in the Exchange Notes will be paid in cash by the Company, as more fully set forth in the Offering Circular.

     Holders who wish to tender their Original Notes who cannot deliver this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Time, or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Time, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer -- How to Tender" in the Offering Circular. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Time; and
(c) a book-entry confirmation (as defined in the Offering Circular) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- How to Tender" in the Offering Circular. A "trading day" is any day on which the Nasdaq National Market is open for business.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Time. As used herein and in the Offering Circular, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association recognized program.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION TIME. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

 2. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on the register of holders of Original Notes maintained by the Trustee or on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

 3. INADEQUATE SPACE.

     If the space provided in the box captioned "Description of Original Notes" is inadequate, the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

 4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Original Notes will be accepted only in the principal amount of $1,000 and in integral multiples of $1,000 in excess thereof, provided that if any Original Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. Any fractional interests in the Exchange Notes will be paid in cash by the Company, as set forth in the Offering Circular. Nontendered Original Notes will be credited to an account maintained at DTC, and the holder's name entered on the register of holders of Original Notes maintained by the Trustee or on a security position listing, promptly after the Expiration Time, unless the appropriate boxes on this Letter of Transmittal are completed.

     Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Time. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Offering Circular on or prior to the Expiration Time. Any such notice of withdrawal must specify (i) the name of the person who tendered the Original Notes to be withdrawn, (ii) the aggregate principal amount of Original Notes to be withdrawn, and (iii) the name and number of the account at DTC to be credited with the withdrawal of Original Notes. A notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Time. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Time by following any of the procedures described in the Offering Circular under "The Exchange Offer -- How to Tender."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes that have been tendered but are withdrawn on or prior to the Expiration Time will be returned to the holder thereof without cost to such holder promptly after withdrawal.

 5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the register of holders of Original

Notes maintained by the Trustee or on a security position listing without alteration, enlargement or any change whatsoever.

     If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner of the Original Notes listed and transmitted hereby, no endorsement of separate bond powers are required unless Exchange Notes are to be issued in the name of a person other than the registered holder. Signatures on such bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the Original Notes listed, it must be accompanied by such opinions of counsel, certifications and other information as the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Original Notes.

 6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If Exchange Notes are to be entered on the register of holders maintained by the Trustee or on a security position listing in the name of a person other than the signer of this Letter of Transmittal, or if the evidence of DTC book-entry transfer of the Exchange Notes is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Unless the appropriate boxes on this Letter of Transmittal are completed, Original Notes not exchanged will be returned by crediting the account indicated above maintained at DTC. See Instruction 4.

 7. IRREGULARITIES.

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Offering Circular under "The Exchange Offer -- Conditions to and Amendment of Exchange Offer," or any conditions or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under a duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

 8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Offering Circular, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent, the Company, or from the holder's broker, dealer, commercial bank, trust company or other nominee.

 9. SECURITY TRANSFER TAXES.

     Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be entered on the register of holders maintained by the Trustee or on a security position listing in the name of any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The amount of such transfer taxes will be billed directly to such tendering holder if satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal.

10. INCORPORATION OF LETTER OF TRANSMITTAL.

     This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC's ATOP procedures by any participant in DTC on behalf of itself and the beneficial owners of any Original Notes so tendered.

11. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offering Circular.

12. NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by executing this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

     None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, OR THE TENDERING NOTEHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, book-entry transfer of such holder's Exchange Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Original Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either:

          (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or

          (ii) an adequate basis for exemption.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the Internal Revenue Service as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the Internal Revenue Service until a correct TIN is provided.

NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Original Notes or of the last transferee appearing on the register of the Original Notes. If the Original Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
PAYOR'S NAME: CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
-----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE FORM W-9 DEPARTMENT OF   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX        Social Security Number or
 THE TREASURER INTERNAL REVENUE      AT RIGHT AND CERTIFY BY SIGNING AND DATING                   Employer
 SERVICE                             BELOW.                                                Identification Number
                                                                                                    TIN:
                                     ----------------------------------------------------------------------------------

                                                                                         PART 2 -- Awaiting TIN [ ]
                                     ----------------------------------------------------------------------------------

                                       CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
                                       CERTIFY THAT:

                                       (1) The number shown on this form is my correct Taxpayer
                                       Identification
                                            Number (or am waiting for a number to be issued to me)
                                       and

                                       (2) I am not subject to backup withholding either because
                                       (i) I am exempt from backup withholding, (ii) I have not
                                           been notified by the Internal Revenue Service (the
                                           "IRS") that I am subject to backup withholding as a
                                           result of a
                                            failure to report all interest or dividends, (iii) or
                                           the IRS has notified
                                            me that I am no longer subject to backup withholding.

                                       (3) Any other information provided in this form is true and correct.

 PAYER'S REQUEST FOR                   CERTIFICATION INSTRUCTIONS -- You must cross out item (2)
 TAXPAYER                              above if you have been notified by the IRS that you are
 IDENTIFICATION                             currently subject to backup withholding because of
 NUMBER ("TIN")                             underreporting interest or dividends on your tax
                                            return. However, if after being notified by the IRS
                                            that you were subject to backup withholding you
                                            received another notification from the IRS that you are
                                            no longer subject to backup withholding, do not cross
                                            out such item (2).

                                       SIGNATURE  _______________________________ DATE ____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.


             Signature  _______________________________ Date ____________, 1999